UWM Mortgage
Trust 2021-INV5

Wipro Opus Risk Solution LLC

Executive Narrative

November 24, 2021

Performed by
Wipro Opus Risk Solutions LLC

For
United Wholesale Mortgage, LLC

This report summarizes the results of a full credit, compliance and value review and a separate value review performed for United Wholesale Mortgage, LLC (“Client).  The Client provided Wipro Opus Risk Solutions, LLC (“Consultant”) with a data tape of 1,363 loans for the full credit, compliance, and value review. The Client requested the Consultant select a random sample of 19.30%, or 263 of the loans presented for the full credit, compliance, and value review. The Client presented the loan in three separate deliveries and the Consultant randomly selected the loans for the full credit, compliance, and value review from each delivery. The loans were loaded into the Paragon® underwriting software. The Client directed the Consultant to report the results on the full credit, compliance, and value review on 250 loans. Thirteen (13) loans were removed from the full credit, compliance, and value review. The scope, loan numbers and results of the full credit, compliance and value review are contained in Exhibit A.

As detailed herein, the 250 loans are non-owner occupied and eligible for GSE delivery. For credit, the loans were re-underwritten in accordance with Fannie/Freddie AUS and the supporting Fannie/Freddie guidelines. Two hundred and nineteen loans had application dates on or after July 1, 2021 that were business purpose loans and not subject to the revised General Qualified Mortgage Rules.  Twenty loans had application date on, or after, July 1, 2021 that were consumer purpose loans and subject to the revised General Qualified Mortgage rule under Regulation Z implementing the Truth in Lending Act.  The Client requested the Consultant review the 20 consumer purpose loans under Option 2 of the “SFA Approach to TPR Reviews for Verification Safe Harbor under General QM Rule” published November, 2021 by the Structured Finance Association. To that end, (1) the Client provided the Consultant with “Fannie Mae Selling Guide” published October 6, 2021; (2) the Client affirmed that the FNMA guide provided is substantially similar to the June 3, 2020 Fannie Mae Selling Guide enumerated in the official interpretation of General QM Amendments effective on March 1, 2021 as revisions to Regulation Z; and, (3) the Client requested the Consultant review to the verification standards in Section B3-3 to B3-6 and determined that 14 met the verification documentation requirements and indicated as “VSH,” 6 did not meet the verification documentation requirements and indicated as “NVSH.” The Consultant was not responsible for determining Fannie Mae Selling Guide published 10/6/2021 Sections B3-3 to B3-6 are substantially similar to the guides enumerated in the official interpretation of General QM Amendments effective March 1, 2021 as revisions to Regulation Z.

The Client directed the Consultant to perform a valuation only review on the loans not selected for the full credit, compliance and value review. The value only review started with a population of 1,099 loans. Twelve (12) loans were removed from the final valuation review pool of 1,087 loans.  The 1,087 loans were tested to a value waterfall beginning with a Collateral Underwriter Risk Score of 2.5 or less would not require secondary valuation product. On loans with Collateral Underwriter Risk Score of greater than 2.5 or no CU score, an AVM or a desk review was ordered as required by the value waterfall.  If the final value product in the value waterfall supported the appraised value within a 10% variance or Collateral Underwriter Risk Score of 2.5 or less, a final value grade “A” was assigned. The scope, loan number and results of the value only review are contained in Exhibit B.

Wipro Opus Risk Solutions LLC was established in 2005. Wipro Opus Risk Solutions LLC was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

The review started on October 26, 2021 and ended on November 12, 2021.

Exhibit A
Credit Review

1) Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review will consist of the following:
a) Guidelines
Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.
b) Employment
Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.
c) Income
Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.
d) Assets
Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.
e) Debt Ratio
Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.
f) Property Valuation
Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.
g) Loan-to-Value Ratio
Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.
h) Credit History
Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.
i) Credit Scores
Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines
j) Compensating Factors
Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.

Document Review

1) Document Review
A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

a) Collateral Docs

i) Title Commitment / Policy
Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.
ii) Mortgage Note / Security Instrument
Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.
iii) Mortgage / Deed of Trust
Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed. If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording. If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.
iv) Conveyance Deed
Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.

b) Closing Docs

i) Final Hud-1 Settlement Statement
If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.
ii) Final Truth-in-Lending Disclosure
If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.
iii) Notice of Right to Cancel
If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.
iv) Loan Estimate
If required verify the presence of the current Loan Estimate (LE) at the time of origination
v) Closing Disclosure
If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

c) Credit Docs

i) Loan Application
Verify the presence and completeness of both the initial and final loan applications.
ii) Underwriting Worksheet
Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.
iii) Credit Report
Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.

iv) Housing Payment History
In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.
v) Letters of Explanation
When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vi) Gift Letters
When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vii) Income Documentation
Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.
viii) Asset Documentation
Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.
ix) Property Valuation Tools
Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.
x) Proof of Insurance
Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

Regulatory Compliance Review

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

a) Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23): Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

b) Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

c) MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

i) Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application
ii) No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures
iii) 7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing
iv) 3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.
v) APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

d) Home Ownership Equity Protection Act (HOEPA) testing, to include:

i) APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]
ii) Points and Fees test [HOEPA (§1026.32(a)(2))]
iii) Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
iv) Review and confirm documentation type (i.e. full, stated, no ratio)
v) Review for evidence of prepayment penalty
vi) Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

e) RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X. The RESPA/Regulation X review will consist of the following:

i) Good Faith Estimate (GFE):
ii) Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
iii) Confirm the presence of the current GFE form in effect at the time of origination.
iv) Verify the GFE was provided to the borrower(s) within three days of “Application”.
v) Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:
(1) Borrower(s) First and Last Name
(2) Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
(3) Subject Property Address (including “To Be Determined”)
(4) Mortgage Loan Amount Sought
(5) Estimation of Property Value
(6) Monthly Income
(7) Any other requirement as defined in the lender’s policies and procedures

vi) Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
vii) Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
viii) Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)
ix) Change of Circumstance Definition:
(1) Acts of God, war, disaster or other emergency;
(2) Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;
(3) New information particular to the borrower or transaction that was not relied on in providing the GFE; or
(4) Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
(5) In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.
(6) Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”
x) Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
(1) Confirm the presence of the current applicable Final HUD-1 form
(2) Confirm the Final HUD-1 accurately lists all broker and YSP fees.
xi) Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
(1) Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
(a) Origination Charge
(b) Credit or Charge for Interest Rate Chosen
(c) Adjusted Origination Charge
(d) Transfer Taxes
(2) Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:
(a) Lender-required settlement services (lender selects third-party provider);
(b) Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
(c) Government recording charges
xii) Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
xiii) Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
xiv) Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1
xv) Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

f) QM / ATR (QUALIFIED MORTGAGE / ABILITY TO REPAY) DODD FRANK REVIEW (LOANS WITH APPLICATION DATE ON OR AFTER 01/10/2014)

i) Ability-to-Repay:

(1) Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.
(2) Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:
(a) Income and assets
(b) Current employment status
(c) Monthly qualifying mortgage payment for the proposed loan
(d) Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, etc.
(e) Debts, alimony and child support
(f) Qualifying monthly DTI and residual income
(g) Credit history
(3) If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.
(4) ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

ii) Qualified Mortgage
Consultant has built edits and system processes to evaluate whether a loan meets the requirements of the Qualified Mortgage regulations. There are 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carve out special guidance on small creditor originations, Consultant will not be reviewing any additional documentation required to certify a small creditor and will test all files against either QM or TQM. All QM loan types must meet the following conditions:
(1) No Negative Amortization and no interest only payments
(2) No loan terms to exceed 30 years
(3) Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)
(4) Only documented verifications may be used to qualify the application (all loans are full documentation)
The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceed 43% and still passes the guidelines of the agency.

iii) QM DTI Testing
The new debt-to-income threshold of 43.00% applies to any QM loan. The calculation will include new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values are included in the new QM debt-to-income test. In addition, only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

iv) TQM Guideline Testing
For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:

(1) LTV / CLTV
(2) DTI – using the same calculation guidelines as QM
(3) Credit Score
(4) Reserves
(5) Maximum Loan Amount
(6) Maximum Cash Out
(7) Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant will note the TQM failure. Customized reporting is available to support Customer requirements for specific loan conditions.

v) Points and Fees Testing
(1) All loans seeking QM/TQM status need to pass the points and fees testing guidelines. QM Points and Fees testing will be done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion:
(a) Finance charge - Third-party services included, if Consultant is unable to determine “bona fide” status from normal file documentation. Exceptions may require additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation is not present in file. Consultant and Client will agree on how “bona fide” is determined in order for Client to then be able to provide such documentation in each file where applicable.
(b) Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing.
(c) Real estate-related fees
(d) Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments
(e) Maximum prepayment penalty
(f) Prepayment penalty paid in a refinance.
(2) In addition, the calculation is built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:
(a) 3 percent of the total loan amount for a loan greater than or equal to $100,000
(b) $3,000 for a loan greater than or equal to $60,000 but less than $100,000
(c) 5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000
(d) $1,000 for a loan greater than or equal to $12,500 but less than $20,000
(e) 8 percent of the total loan amount for a loan less than $12,500

vi) QM/ATR Reporting
For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:
(1) QM – NonHPML [QM or TQM – Pass / HPML – No]
(2) QM – HPML [QM or TQM – Pass / HPML – Yes]
(3) NonQM – Compliant [QM or TQM – Fail, Exempt / ATR – Compliant]
(4) NonQM – Non-compliant [QM or TQM – Fail, Exempt / ATR – Noncompliant]
(5) Not Covered – Exempt [QM or TQM – Exempt / ATR – Exempt]
As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

vii) HPML Testing – QM APR
Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

viii) Escrow Requirement
Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

ix) HPML Appraisal Rule
An HPML designation also requires additional appraisal requirements. A loan will be considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:

(1) Three (3) day disclosure from application of the right to a free copy
(2) Written appraisal from certified or licensed appraiser
(3) Interior inspection
(4) Delivery of copies no later than 3 days prior to consummation
(5) If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:
(a) The difference in the original sales price and the subsequent sales price
(b) Changes in market conditions
(c) Property improvements
There is additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

g) NATIONAL FLOOD INSURANCE PROGRAM (NFIP)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.

i) Frequency – Payable with same frequency as payments designated for the loans
ii) Exceptions
(1) Loan is an extension of credit primarily for business, commercial or agricultural purposes
(2) Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance
(3) Flood Insurance coverage for the residential real estate is provided by a policy that
(a) Meets requirements
(b) Provided by a condominium association, cooperative or other applicable group and
(c) The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

h) REGULATORY COMPLIANCE DISCLAIMER

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

i) SEASONING AND CERTAIN COMPLIANCE EXCEPTIONS

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

TRID Review

1) TILA RESPA Integrated Disclosure Statement Of Work

i) Eligibility
The following criteria are used in determining whether TRID applies:
(1) The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).
(2) The Loan Purpose and Property Type includes a closed-end mortgage secured by real estate:
(a) Purchase
(b) Refinance (Cash Out or Rate Term)
(c) Construction and Construction to Permanent Financing
(d) SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)
(3) The Loan Purpose and Property Type does not include:
(a) HELOCs
(b) Reverse mortgages
(c) Dwellings that are not attached to real property
(d) Mobile homes, where the consumer does not own the land,
(4) For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.
(5) Opus will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.
(a) Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.

ii) Loan Estimate (″LE″)
(1) Initial LE
(a) Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1).
(b) If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.
(c) Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:

(d) Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.
(e) General loan information and loan terms sections completed and formatting is accurate.
(i) Verify loan term, purpose, and product descriptions follow the prescribed format.
(ii) Verify all applicants applying for credit, as disclosed on the application, are listed on the LE
(f) “Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.
(g) If rate is locked, were lock expiration date, time and time zone disclosed.
(h) Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.
(i) Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.
(j) The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.
(k) Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.
(l) It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information.
(m) Any addenda found in file listing ADDITIONAL fees for sections other than Section C
(n) If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.
(o) If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.
(p) The Comparison section is complete and accurate as follows:
(q) In 5 Years calculations for Total of Payments (TOP) and Total Principal Paid are accurate based on the terms and fees disclosed on page 1 and 2 of the LE.
(r) APR is accurate within tolerance based on the terms disclosed on the LE
(s) Total interest Percentage (TIP) is accurate based on the loan terms disclosed on the LE.
(t) Rounding rules verified as per 1026.37(o)(4).
(u) Other Considerations Section is complete

(2) Revised LEs
(a) If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock. Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:
(i) Changed Circumstance affecting settlement charges
(ii) Change Circumstance affecting eligibility
(iii) Revisions requested by the consumer
(iv) Interest rate dependent charges
(v) Expiration of the LE and
(vi) Delayed settlement date on a construction loan
Timing Requirement for LE 7 days prior to consummation

(3) Determination of Final Binding LE
(a) Review and analyze each LE in file to determine final Binding LE. If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]
(b) Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

(4) Written List of Providers (“WLSP”)

(d) If the lender places fees in the Services You Can Shop For category, verify that the file contains a WLSP provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, OPUS will assume the borrower was unable to shop and the fees will be treated as either a Zero Tolerance for non-Title fees or a 10% tolerance for Title fees. If a written list of service providers is provided outside of three (3) days of the application date, OPUS will assume the borrower was unable to shop and the fees will be treated as a Zero Tolerance for non-Title fees or a 10% tolerance for Title fees.

(5) Variance tests
Utilize one (1) of the following Variance Categories in performing variance tests:
(a) Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:
(i) Fees paid to the lender, broker or an affiliate of either lender or broker [fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];
(ii) Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and
(iii) Transfer taxes.
(iv) Lender Credits
(b) 10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increase by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases include:
(i) Recording fees; and
(ii) Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.
(iii) Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.
(c) No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:
(i) Prepaid interest;
(ii) Property insurance premiums;
(iii) Impounds/Escrows;
(iv) Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and
(v) Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).
(d) Notes of interest for “No Tolerance/Unlimited”:
(i) Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.
(ii) As noted above, Opus will review the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, OPUS will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:

1. The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium; a finding will be added that the LE was not issued in good faith.
2. The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.
(iii) Review for documentation itemizing fees from the Binding LE to determine unrounded amounts of fees to use for performing tolerance testing only if a tolerance violation occurs. If no fee itemization is found, tolerance testing will be performed based on the information in the disclosures and a tolerance violation will be noted if applicable. Utilize fee information from closing instructions or a vendor compliance report, if the file contains the referenced support documentation.
(iv) Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC.
(v) For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.
(vi) For loans with an Interim LE, the following procedures will be applied:
1. Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases
2. In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

iii) Closing disclosure (″CD″)
OPUS will conduct a general CD review and verify the following:
(1) Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure as Final will ensure a timely review.
(2) That the correct form is used and all sections of the CD are completed (no blanks or incomplete sections).
(3) Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement is based on lender guidelines
(4) If the CD does not contain a signature line for the consumer’s signature, OPUS will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, OPUS highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.
(5) If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation.
(6) On the interim and final pre-close CDs the following checks and limitations apply:
(7) Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.
(8) Closing, Transaction and Loan Information sections have been completed with accurate information.
(9) Loan terms sections are completed.
(a) Opus will verify loan term, purpose, and product descriptions follow the prescribed format.
(b) OPUS will verify all applicants applying for credit, as disclosed on the application, are listed on the LE

(10) “Can this amount increase after closing?” and “Does the loan have these features” sections are completed accurately.
(11) Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.
(12) Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.
(13) Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For) is completed properly.
(14) Calculating Cash to Close table completed accurately.
(15) Summaries of Transaction section completed accurately
(16) Loan Disclosures section complete:
(a) CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).
(b) Late Payment completed properly (terms disclosed and accurate per note).
(c) Escrow Amount section completed properly (only one box selected and amounts disclosed).
(i) Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in either 11 or 12 months as determined by client.
(ii) Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client.
(17) If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed accurately.
(18) If ARM or Step, is Adjustable Interest Rate (″AIR″) Table disclosed accurately.
(19) Loan Calculations section complete and accurate.
(a) Total of Payments is accurate include fees in section A, B, and C that are paid by the borrower not including fees paid by the seller or other even if those fees are customarily paid by the borrower.
(b) Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
(c) Total Interest Percentage (TIP) accurate with proper rounding.
(i) Other Disclosures section complete with at least one choice selected as applicable.
(ii) Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.
(iii) Contact Information section is complete with information from each party of the transaction provided as applicable.
(iv) Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

iv) TRID Method of Receipt Of LE And CD
Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements. For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:
(1) In Person: borrower signature date is used.
(2) Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.
(3) Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.
(4) Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
(5) Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

(6) Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

*NOTE: If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

v) Other Recommended TRID Compliance Tests
Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:
(1) Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.
(2) Use of TRID forms on loans not covered by TRID: a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).
(3) Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.
(4) Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, generally use the notary date. If there are multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.
(5) Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-consummation disclosures under TRID:
(a) Escrow Closing Notice; and
(b) Mortgage servicing transfer and partial payment notices.

vi) Subsequent Changes After Consummation
The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through (v) are acceptable for changes and corrections to the Final CD after consummation.
(1) 1026.19(f)(2)(iii) – Changes due to events occurring after consummation.
(a) If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.
(2) 1026.19(f)(2)(iv) – Changes due to clerical errors.
(a) Non-numeric clerical errors, for the purpose of this scope document are any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:
(i) Corrections to the closing information section.
(ii) Corrections to the transaction information section.
(iii) Corrections to loan id # or MIC #.
(iv) Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
(v) Corrections to the fee labels and/or order of fees.
(vi) Corrections to the location of the fee(s).

(vii) Corrections to missing cure language.
(viii) Corrections to the “Did This Change” section of Calculating Cash to Close.
(ix) Corrections to the Loan Disclosures section
(x) Corrections to non-numeric items in the Escrow Account section.
(xi) Corrections to the Other Disclosures section.
(xii) Corrections to the Contact Information section.
(3) 1026.19(f)(2)(v) – Refunds related to the good faith analysis.
(a) Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

Errors on LE’s and Interim CD’s and numeric errors on final CD’s do not have prescribed cures as per the regulation and therefore will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

j) Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:
i) Servicing Transfer Disclosure (for applications prior to 10/03/2015):
(1) Confirm the presence of the Servicing Transfer Disclosure form in file
(2) Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
ii) Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):
(1) Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
(2) Confirm the Home Loan Tool Kit is provided within three general business days of application
iii) Affiliated Business Disclosure
(1) Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
(2) Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)
(3) Confirm the Affiliated Business Disclosure is executed.
iv) Initial Escrow Disclosure Statement
(1) Confirm the presence of the Initial Escrow Disclosure Statement in file
(2) Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

High Cost – State & Local Anti-Predatory Regulations Review

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

1) Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.
2) California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.
3) California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
4) Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)
5) Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
6) Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
7) Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
8) District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
9) Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
10) Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
11) Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
12) Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
13) Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
14) Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
15) City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
16) Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
17) Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
18) Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
19) Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
20) Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
21) Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
22) Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
23) Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
24) Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
25) Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
26) Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
27) Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
28) Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
29) Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
30) Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.
31) New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
32) New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).

33) New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
34) New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
35) North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
36) Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
37) City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
38) Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
39) Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
40) Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
41) City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
42) Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
43) South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
44) South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
45) Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
46) Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
47) Texas Constitution, Section 50(a)(6), Article XVI
48) Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.
49) Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
50) Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
51) Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
52) Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
53) Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
54) Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
55) West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
56) Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

Misrepresentation and Third Party Review

Validate that fraud reports and independent third party property valuations reports are in the file. The review will consist of the following:

1) Misrepresentation Review
Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The Misrepresentation may include the following:

i) Signatures
Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.
ii) Alerts
Assess credit report alerts for accuracy and potential issues.
iii) Social Security Numbers
Compare SSN(s) across all file documents.
iv) Document Integrity
Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.
v) Data Consistency
Review the documents contained in the loan file for consistency of data.

vi) Third Party Fraud Tools
To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

Consultant will report all findings from misrepresentation and third party product review to the Client. Client can provide comments and documentation related to the findings based on work completed by Clients’ internal working groups and Consultant will review and consider any required adjustments to the initial findings.

b) Independent Third Party Values
Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance. If a variance of more than 10% was noted, Opus will ensure any required secondary valuation product was ordered and reviewed. Apply the appropriate rating agency grade after reviewing the required valuation products.
i) To the extent a loan is seasoned more than 12 months the primary valuation product will be a drive by broker’s price opinion (“BPO”). If a variance of negative 10% or greater is noted a secondary valuation product can be ordered. For loans seasoned between 12 – 24 months, Consultant will compare the BPO to origination appraisal and if the variance is greater than a negative 10% variance a third product such as a field review can be ordered. If the loan is more than 24 months seasoned a limited review will be performed between the BPO and origination appraisal.
ii) If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.
iii) Value Review Disclaimer
iv) The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.
v) Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
vi) Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
vii) Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.
viii) Opus does not check to see if any appraiser in on the Freddie Mac exclusionary list.

c) Payment History and Servicing Comments
If a loan is seasoned more than 12 months, the Client will provide payment histories and servicing comments for the greater of (i) 12 months, or (ii) the time period required by the rating agencies. The Consultant will review the provided payment histories and comments to determine the following:
i) – Timely payment posting
ii) – Request for modification
iii) – Property condition issues
iv) – Change in occupancy
v) – Change in ability to pay
vi) – Other items impacting the enforcement of the lien

d) Updated FICO Scores
If the FICO score contained in the loan file is aged more than 6 months, an updated FICO score will be required

e) Properties in FEMA declared disaster zones.
If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure
i) No apparent damage to the property
ii) Property appears to be occupied

f) Multiple Loans to 1 Borrower
TPR firm reviewed common identifiers for all loans in the population and confirmed there were twenty-five obligors with multiple loans in the pool.

Data Compare Review

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance

a) Appraised Value
b) CLTV
c) DTI
d) FICO
e) Interest Only
f) Interest Rate
g) Loan Term
h) Loan Purpose
i) LTV
j) Occupancy
k) Original Balance
l) Property Address
m) Property City
n) Property State
o) Property Type
p) Sales Price
q) Second Mortgage Lien Amount
r) Self Employed
s) Units
t) Zip Code
u) Loan Type
v) QM Status

 Pool Details

Loan Type
Type	Count	% of Pool
Non-Conforming	0	0.00%
Conforming-GSE Eligible	250	100.00%
Total	250	100.00%

		Interest Rate
Type			Count	% of Pool
2.250	- 2.499		1	0.40%
2.500	- 2.999		22	8.80%
3.000	- 3.499		123	49.20%
3.500	- 3.999		104	41.60%
4.000	- 4.499		0	0.00%
4.500	- 4.999		0	0.00%
5.000	- 5.499		0	0.00%
5.500	- 5.999		0	0.00%
6.000	- 6.499+		0	0.00%
		Total	250	100.00%

Purpose
Type	Count	% of Pool
Cash out Refi	106	42.40%
Purchase	90	36.00%
Rate / Term Refi	54	21.60%
Total	250	100.00%

Product Type
Type	Count		% of Pool
Fixed		250	100.00%
ARM		0	0.00%
Total		250	100.00%

Occupancy
Type	Count		% of Pool

Primary Residence		0	0.00%
Second Home		0	0.00%
Investment Property		250	100.00%

Total		250	100.00%

Property Type
Type	Count		% of Pool
Single Family Detached		92	36.80%
Co-op		0	0.00%
Condo, Low Rise		30	12.00%
Condo, High Rise		4	1.60%
PUD		79	31.60%
Townhouse		3	1.20%
1 Family Attached		3	1.20%
2 Family		21	8.40%
3 Family		11	4.40%
4 Family		7	2.80%
Total		250	100.00%

DTI
Type	Count	% of Pool
0.00-20.00	14	5.60%
20.01-30.00	36	15.60%
30.01-40.00	98	39.20%
40.01-43.00	31	12.40%
43.01-50.00	68	27.20%
Total	250	100.00%

QM Type
Type	Count	% of Pool
TQM-ATR Pass/Non-HPML	14	5.60%
QM-ATR Pass/Non-HPML	6	2.40%
QM/HPML	4	1.60%
Not Covered/Exempt	226	90.40%
Total	250	100.00%

LTV
Type	Count	% of Pool
0.00-30.00	4	1.60%
30.01-40.00	9	3.60%
40.01-50.00	20	8.00%
50.01-60.00	36	14.40%
60.01-70.00	54	21.60%
70.01-80.00	127	50.80%
80.01-90.00	0	0.00%
Total	250	100.00%

Tape Discrepancies

Data Element	Count	Accuracy
Application Date	0	100.00%
Appraised Value	0	100.00%
CLTV	10	96.00%
DTI	191	23.60%
FICO	0	100.00%
First Payment Date	0	100.00%
Interest Rate	0	100.00%
Junior Lien Balance	0	100.00%
Loan Purpose	0	100.00%
Loan Term	0	100.00%
Loan Type	0	100.00%
LTV	10	96.00%
Maturity Date	0	100.00%
Note Date	0	100.00%
Number of Borrowers	0	100.00%
Occupancy	0	100.00%
Original Loan Amount	0	100.00%
Original P&I	0	100.00%
Original Payment	0	100.00%
Property Address	0	100.00%
Property City	0	100.00%
Property County	0	100.00%
Property State	0	100.00%
Property Type	14	94.40%
Qualifying FICO	0	100.00%
Sales Price	1	99.60%
Second Lien Amount	1	99.60%
Borrower Last Name	0	100.00%
Borrower First Name	0	100.00%
Self Employed	0	100.00%
Number of Units	0	100.00%
Zip Code	0	100.00%
Total Discrepancies	227

Loan Grading Definitions

Credit

S&P	Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moodys	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated November 24, 2021.

	Fitch Overall Loan Grade						Fitch Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	43	0	0	0		A	45	0	0	0
	B	65	8	0	0		B	83	8	0	0
	C	22	13	0	0		C	13	2	0	0
	D	87	12	0	0		D	94	5	0	0

	Fitch Compliance Grading						Fitch Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	200	0	0	0		A	248	0	0	0
	B	0	11	0	0		B	0	0	0	0
	C	23	14	0	0		C	2	0	0	0
	D	2	0	0	0		D	0	0	0	0

	Moody’s Overall Loan Grade						Moody’s Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	43	0	0	0		A	45	0	0	0
	B	65	8	0	0		B	83	8	0	0
	C	22	13	0	0		C	13	2	0	0
	D	87	12	0	0		D	94	5	0	0

	Moody’s Compliance Grading						Moody’s Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	200	0	0	0		A	248	0	0	0
	B	0	11	0	0		B	0	0	0	0
	C	23	14	0	0		C	2	0	0	0
	D	2	0	0	0		D	0	0	0	0

	Kroll Overall Loan Grade						Kroll Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	43	0	0	0		A	45	0	0	0
	B	65	8	0	0		B	83	8	0	0
	C	22	13	0	0		C	13	2	0	0
	D	87	12	0	0		D	94	5	0	0

	Kroll Compliance Grading						Kroll Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	200	0	0	0		A	248	0	0	0
	B	0	11	0	0		B	0	0	0	0
	C	23	14	0	0		C	2	0	0	0
	D	2	0	0	0		D	0	0	0	0

	S&P Overall Loan Grade						S&P Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	43	0	0	0		A	45	0	0	0
	B	65	8	0	0		B	83	8	0	0
	C	22	13	0	0		C	13	2	0	0
	D	87	12	0	0		D	94	5	0	0

	S&P Compliance Grading						S&P Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	200	0	0	0		A	248	0	0	0
	B	0	11	0	0		B	0	0	0	0
	C	23	14	0	0		C	2	0	0	0
	D	2	0	0	0		D	0	0	0	0

	DBRS Overall Loan Grade						DBRS Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	43	0	0	0		A	45	0	0	0
	B	65	8	0	0		B	83	8	0	0
	C	22	13	0	0		C	13	2	0	0
	D	87	12	0	0		D	94	5	0	0

	DBRS Compliance Grading						DBRS Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	200	0	0	0		A	248	0	0	0
	B	0	11	0	0		B	0	0	0	0
	C	23	14	0	0		C	2	0	0	0
	D	2	0	0	0		D	0	0	0	0

Exhibit A- Loans Reviewed (250)

82855	12815	55959	94908	44507	55620	93086
70044	13007	56125	94920	46485	56749	94300
77921	913232	56418	95466	49430	57416	94523
83760	13279	56777	95852	58233	57823	94542
22336	13784	57473	97062	58268	57961	36221
44065	15512	58376	97087	060184	58114	37774
77354	16717	59311	97167	60844	58182	38739
93358	16884	59871	99003	63485	58187	40377
93740	17243	61984	99043	73487	58586	40457
02091	17933	62762	00972	80843	58680	43128
21803	18087	67224	01514	05656	58787	53737
22966	18096	68164	02110	106043	59324	54497
22974	18248	70623	02133	23210	59747	55265
30160	20515	70972	02848	23966	59866	55406
34927	20851	74831	03824	24360	60024	55425
55451	23505	75201	06696	25831	60556	55596
55881	28716	75733	07712	26886	60933
59685	29501	75750	07758	29317	60940
60073	30059	76966	08612	29963	60969
71025	30103	78037	09513	30082	61820
71026	30127	78611	11466	30907	61846
72027	31045	79827	11833	30946	62045
75024	31151	80048	11904	32908	62697
77918	33216	80922	15011	34538	63200
79917	33333	82330	15295	34955	64837
80585	33500	82867	18106	36512	05809
82869	33871	83566	18118	38297	06146
84432	34079	83781	18485	42317	06582
89560	34534	84893	18791	42736	08678
89573	34798	84990	18894	44679	08891
89837	36224	85781	19137	45110	12287
95758	36766	86491	20254	49884	45796
97199	38960	86811	23685	50350	48175
98445	41000	87219	24256	50834	48732
00990	41065	87563	31218	52286	51062
01827	42574	88116	32970	52310	53806
02029	43448	88221	34835	52381	54502
05168	45161	88572	34852	52750	90765
05778	45508	90580	35968	52940	92495

Exhibit B
Value Only Review - Securitization

Amendment to SOW to include Value Only review scope as defined below:

•	UWM will provide Opus a copy of the Appraisal, AUS, Note and UCPD

•	Full Appraisal = CU Risk Score of 2.5 or better = Opus will review the Appraisal and AUS to confirm the appraisal information and the CU Risk Score for the applicable loan.

•
Full Appraisal = CU Risk Score of > 2.5 = UWM will provide Opus with an AVM that both supports the original appraised value within 10% and is within the FSD score outlined by Fitch guidelines per AVM provider. If it doesn’t, UWM will order CDA. If CDA value is at least 90% of the Appraised value, no additional value product is needed, it will be sent to Opus for review.

•	If not with 10%, the loan will be removed from the deal.

Capitalized terms used herein, unless defined where used, shall have the meanings ascribed to such terms in the SOW.  This constitutes the entire agreement and understanding between the Parties with respect to amending the SOW.   Except as expressly set forth in this Amendment, the terms and conditions of the SOW are hereby ratified, confirmed and approved in their entirety and shall continue in full force and effect, enforceable in accordance therewith and shall govern this Amendment. This Amendment may be executed in one or more counterparts, including facsimile counterparts, each of which, when so executed, shall be deemed an original and all of which, together, shall constitute one and the same instrument.

Loan Grading Definitions

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Exhibit B Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated November 22, 2021.

	Fitch Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	0	0	0	0
	B	0	0	0	0
	C	1087	0	0	0
	D	0	0	0	0

	Moody's Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	0	0	0	0
	B	0	0	0	0
	C	1087	0	0	0
	D	0	0	0	0

	Kroll Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	0	0	0	0
	B	0	0	0	0
	C	1087	0	0	0
	D	0	0	0	0

	S&P Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	0	0	0	0
	B	0	0	0	0
	C	1087	0	0	0
	D	0	0	0	0

	DBRS Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	0	0	0	0
	B	0	0	0	0
	C	1087	0	0	0
	D	0	0	0	0

Exhibit B- Loans Reviewed (1087)

05070	38268	94224	35196	56866
70606	38489	94243	35454	57294
01019	38749	94339	35880	57746
27599	39661	94376	36162	57919
32127	40107	94488	36432	58107
75281	40836	94600	36802	58206
67911	41747	94713	36888	58420
27258	41795	94824	36932	58806
31133	41953	94866	36960	58993
37687	42948	94977	37532	59036
39819	43932	95048	37833	59166
54826	44576	95172	38081	59374
60499	44579	95246	38422	59383
68191	44685	95533	38434	59449
73197	44739	95558	38486	59790
73884	44749	95939	38520	59816
58846	45049	95978	38742	60152
78331	45239	96034	39250	160184
82813	45923	96065	39301	60239
88070	46885	96126	39439	60254
94556	47070	96420	39834	60376
02135	47740	96444	39919	60417
22202	47914	96660	40042	60497
33965	47973	96783	41264	60511
36177	47994	97069	41334	60534
36957	48226	97072	41876	60823
42393	48812	97146	41936	60831
43333	48852	97171	42059	60905
56424	49242	97208	42902	60911
57173	49715	97430	42959	60967
81650	49795	97765	43928	61059
82015	49849	97777	43985	61092
86968	49936	97885	44238	61272
91110	50577	97955	44265	61369
92430	51461	98131	44314	61488
94043	51466	98185	44692	61600
97761	51995	98215	44954	61614
97793	52043	98282	45233	61675
98364	52499	98302	45253	61714

09897	52705	98307	45371	61883
11353	53002	98457	45622	62180
33223	53630	98614	45814	62272
45244	54121	98657	46069	62397
47048	54220	98911	46170	62464
47702	54417	99008	46224	62714
50256	954633	99124	46302	63336
53889	55261	99341	46790	63357
56692	55512	99379	46977	63644
57227	55659	99403	47428	63762
57238	55753	99744	47883	63885
59384	55848	99921	48136	64025
59803	56210	00021	48161	64075
61031	56627	00041	48163	64139
69031	56862	00063	48241	64307
87467	57352	00245	48346	64582
87481	57399	00257	48724	64784
87837	57631	00371	48872	64816
91254	58143	00428	49369	65338
91380	58858	00496	50020	65539
91561	58890	00540	50338	65560
93313	58897	00716	50408	65657
96549	58916	00874	50760	65676
96567	59372	00919	51213	65786
97605	59377	01268	51226	66536
00562	59720	01270	51398	66765
07725	60124	01326	51505	66785
07874	60359	01834	51940	66825
11868	60656	02072	51942	66981
12432	60775	02516	52073	67092
12905	60853	02656	52395	67330
15906	60937	02919	52570	67678
17894	61014	02948	52823	67833
19503	61199	03271	53589	68381
25396	61513	03285	53677	68674
26336	61570	03437	54228	68689
27216	61635	03454	55293	68865
28073	61806	03521	56134	68910
28317	62096	03742	56709	69043
28472	62642	03842	56789	69218
29588	62830	03861	56810	69352
30784	63301	03885	56812	69872
33922	63998	03967	58020	69999
34607	64016	04182	58174	70368

35383	64087	04411	58284	70436
37771	64380	04418	58593	71248
38849	64544	04581	59017	71376
39608	64548	04638	59398	73850
39915	65026	04855	59452
41450	65309	04924	59855
41768	65655	04990	60358
42503	65819	05087	60443
42878	66089	05100	61279
45857	66163	05176	61298
47567	66195	05302	61610
48441	66229	05304	61648
49136	66236	05735	61885
50375	66332	05784	62251
53067	67056	05961	62551
53097	67434	06015	62671
54360	67453	006043	63037
54485	68140	06285	63378
56433	68990	06721	66689
58415	69037	07116	66927
59189	69135	07259	67184
59605	969630	07324	67552
59808	69759	07370	67613
60065	69802	07388	68297
60145	69993	07560	68539
61983	70988	07633	069630
62328	72418	07851	70326
64095	73069	07914	71601
68165	73073	08016	72188
68488	73163	08202	72929
69473	73228	08232	72935
70332	73557	08353	73393
72549	73626	08812	073759
72707	973759	08827	74480
75448	74074	08999	74833
76441	74080	09087	77202
76471	74083	09107	78291
76841	74425	09335	78823
77006	74465	09552	79300
77633	74507	09618	81906
77854	74701	09624	82565
78655	74900	09651	85625
78706	75022	09879	90830
80121	75602	10216	91903

82465	75809	10265	95714
82485	75856	10685	97434
82508	75989	10710	81706
83064	76067	10746	90710
83303	76150	11036	91778
83347	76444	11051	96229
83507	76502	11192	99035
83605	77075	11391	01472
83715	77802	11653	02355
83784	77827	11769	05099
83811	78347	11968	05476
84038	78959	12023	09680
84101	79220	12086	10871
84361	79474	12153	11077
84383	79536	12240	12050
84482	79812	12256	15281
85797	79850	12349	18122
86669	79998	12407	20858
86682	80009	12498	25248
87994	80499	12671	25473
88104	80942	12681	26905
88289	80946	12698	27176
88485	81147	13023	28794
90664	81646	13063	29536
90690	81724	13088	29902
90764	81796	13178	30295
92525	81803	013232	30314
93095	81914	13323	31089
94451	81994	13404	31616
95687	82092	13432	32457
95692	82408	13433	33907
95718	82583	13682	34459
96106	82680	14052	36907
96173	82724	14396	37927
96366	82744	14528	38099
96894	82927	14958	39158
97185	83179	15188	39850
97284	83388	15374	39901
99083	83456	15440	40055
99501	83764	15719	40065
303	83858	15723	40168
00959	84058	15734	40949
01099	84152	15813	41298
01304	84180	15896	41520

01689	84213	15911	42010
02880	84334	15916	42411
05534	84400	15972	42431
06109	84497	17156	42518
06117	84694	17178	42724
06625	84794	17706	42732
06652	84920	17913	42875
07291	85493	18050	43165
07496	85751	18297	43212
07563	85814	18314	43461
07833	85910	18348	43658
08467	86125	18453	44578
09895	86307	18539	44636
10070	86310	18596	44853
10695	86442	18682	45079
11453	86543	18846	45390
13072	86598	19398	45432
13484	86697	19696	45488
13704	86927	19824	45514
13811	87117	19856	45949
14686	87726	19982	46052
15228	87818	20438	46056
15727	87851	21438	46193
17211	87858	21701	46380
18171	88101	22242	46460
18290	88111	22289	46504
18628	88477	22328	46771
19001	88479	22516	47103
19585	88793	23054	47656
20918	88801	23291	48057
21073	88891	23330	48076
22284	89315	23401	48190
22454	89347	23539	48209
22622	89607	23892	48989
22979	90246	23906	49629
22984	90390	24073	49950
23538	90419	25285	51043
23703	90471	25386	51463
23901	90544	25865	51506
24081	90562	25990	51586
24409	90864	26161	51733
26633	90905	26461	52048
26903	90957	26977	52266
27364	90997	26997	52417

28818	91031	27049	52698
29207	91046	27340	52710
29319	91055	27471	52787
29526	91091	27490	52811
29807	91191	27730	52862
29912	91240	28019	52929
30061	91479	28452	52951
30098	91633	28585	52963
30140	91663	28791	53265
30346	91670	28813	53718
30595	91733	28850	53786
31204	91781	28936	53962
31210	91827	28976	53998
32051	91840	29021	54478
32133	92040	29186	154633
32525	92045	30937	54850
32747	92218	31211	54893
33033	92310	31347	54993
33137	92427	32004	55132
33360	92473	32252	55369
33385	92504	32267	55500
33430	92600	32346	55523
34167	92780	32436	55559
34616	92845	32448	55681
34715	92848	32554	55972
34734	92990	32575	56157
34804	93168	33063	56187
34862	93178	33266	56208
34905	93187	33373	56277
35881	93210	33891	56279
36288	93326	33942	56283
37900	93342	34184	56287
37902	93939	34202	56331
38053	94135	34540	56348
38251	94206	34961	56458

If you have any questions, please contact Peter Butler at Peter.Butler1@wipro.com